Exhibit 99.1
Investor Relations:
Brian Norris
Senior Vice President of Finance and Investor Relations
bnorris@evolvtechnology.com
Evolv Technology Reports Record Fourth Quarter and Full Year Financial Results

•Q4 Revenue of $21.8 million, up 4% year-over-year
•Q4 Ending ARR1 of $75.0 million, up 120% year-over-year
•Q4 Ending RPO2 of $240.5 million, up 66% year-over-year
•Q4 Ending Evolv Express® subscriptions of 4,505, up 99% year-over-year

Waltham, Massachusetts – February 29, 2024 – Evolv Technology (NASDAQ: EVLV), the leading security technology company pioneering AI-based weapons detection to create safer experiences, today announced financial results for the quarter and year ended December 31, 20233 and issued its outlook for 2024.

Results for the Fourth Quarter of 2023
Total revenue for the fourth quarter of 2023 was $21.8 million, an increase of 4% compared to $20.9 million for the fourth quarter of 2022. Annual Recurring Revenue (“ARR”)1 was $75.0 million at the end of fourth quarter of 2023, an increase of 120% compared to $34.1 million at the end of fourth quarter of 2022. Net loss for the fourth quarter of 2023 was $(16.9) million, or $(0.11) per basic and diluted share, compared to net loss of $(28.3) million or $(0.20) per basic and diluted share in the fourth quarter of 2022. Adjusted net loss3 for the fourth quarter of 2023 was $(11.0) million, or $(0.07) per diluted share, compared to adjusted loss3 of $(18.3) million, or $(0.13) per diluted share, for the fourth quarter of 2022. Adjusted EBITDA3 for the fourth quarter of 2023 was $(9.5) million compared to $(18.0) million in the fourth quarter of 2022. As of December 31, 2023, the Company had cash, cash equivalents, marketable securities, and restricted cash of $118.7 million and no debt.

Results for 2023
Total revenue in 2023 was $80.4 million, an increase of 46% compared to $55.2 million in 2022. Net loss in 2023 was $(106.3) million, or $(0.71) per basic and diluted share, compared to net loss of $(86.4) million, or $(0.60) per basic and diluted share, in 2022. Adjusted net loss3 in 2023 was $(54.2) million, or $(0.36) per diluted share, compared to $(72.7) million, or $(0.51) per diluted share, in 2022. Adjusted EBITDA3 in 2023 was $(49.8) million, compared to $(69.7) million in 2022.

The following table summarizes the breakdown of recurring and non-recurring revenue4 during each year:

	Three Months Ended December 31,			Twelve Months Ended December 31,
	2023	2022	% Change	2023	2022	% Change
Recurring revenue	$17,350	$7,388	135%	$52,491	$21,372	146%
Non-recurring revenue	4,471	13,497	(67)%	27,927	33,823	(17)%
Total revenue	$21,821	$20,885	4%	$80,418	$55,195	46%

The following table summarizes operating cash flows during each year:

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022
Net loss	$(16,890)	$(28,304)	$(106,254)	$(86,406)
Non-cash expense	7,970	12,928	59,754	17,331
Changes in operating assets and liabilities	5,777	10,069	36,699	(5,653)
Net cash used in operating activities	$(3,143)	$(5,307)	$(9,801)	$(74,728)
Company Reaffirms Outlook for 2024
The Company today commented on its business outlook for 2024. The Company's outlook is based on the current indications for its business, which may change at any time.

2024 Business Outlook
Estimate (In millions)	Issued November 9, 2023	Issued February 29, 2024
Total Revenue	~$115	Reaffirmed
ARR[1] (ARR) at 12/31/24	$108-$112	Reaffirmed
Adjusted Gross Margin[3]	~60%	Reaffirmed
Adjusted EBITDA[3]	Improve by 40%+	Reaffirmed

Company to Host Live Conference Call and Webcast
The Company’s management team plans to host a live conference call and webcast at 4:30 p.m. Eastern Time today to discuss the financial results as well as management’s outlook for the business and other matters. The conference call may be accessed in the United States by dialing +1.877.692.8955 and using access code 825879. The conference call may be accessed outside of the United States by dialing +1.234.720.6979 and using the same access code. The conference call will be simultaneously webcast on the Company’s investor relations website, which can be accessed at http://ir.evolvtechnology.com. The press release with the financial results as well as the accompanying investor presentation materials will be accessible from the Company’s website prior to the conference call. A replay of the conference call will be available for a period of 30 days by dialing +1.866.207.1041 or +1.402.970.0847 and using access code 4005393 or by accessing the webcast replay on the Company’s investor relations website at http://ir.evolvtechnology.com
About Evolv Technology
Evolv Technology (NASDAQ: EVLV) is transforming human security to make a safer, faster, and better experience for the world’s most iconic venues and companies as well as schools, hospitals, and public spaces, using industry leading artificial intelligence (AI)-powered weapons detection and analytics. Its mission is to transform security to create a safer world to work, learn, and play. Evolv has digitally transformed the gateways in places where people gather by enabling seamless integration combined with powerful analytics and insights. Evolv’s advanced systems have scanned more than a billion people since 2019. Evolv has been awarded the U.S. Department of Homeland Security (DHS) SAFETY Act Designation as a Qualified Anti-Terrorism Technology (QATT) as well as the Security Industry Association (SIA) New Products and Solutions (NPS) Award in the Law Enforcement/Public Safety/Guarding Systems category. Evolv Technology®, Evolv Express®, Evolv Insights®, Evolv Cortex AI®, and Evolv Visual Gun Detection™ are registered trademarks or trademarks of Evolv Technologies, Inc. in the United States and other jurisdictions. For more information, visit https://evolvtechnology.com.
1 We define Annual Recurring Revenue, or ARR, as subscription revenue and the recurring service revenue related to purchase subscriptions for the final month of the quarter normalized to a one-year period. Our calculation of ARR is not adjusted for the impact of any known or projected future events (such as customer cancellations, upgrades or downgrades, or price increases or decreases) that may cause any such contract not to be renewed on its existing terms. In addition, the amount of actual revenue that we recognize over any 12-month period is likely to differ from ARR at the beginning of that period, sometimes significantly. This may occur due to new bookings, cancellations, upgrades, downgrades or other changes in pending renewals, as well as the effects of professional services revenue and acquisitions or divestitures. As a result, ARR should be viewed independently of, and not as a substitute for or forecast of, revenue and deferred revenue. Our calculation of ARR may differ from similarly titled metrics presented by other companies.
2 We define Remaining Performance Obligation, or RPO, as estimated revenues expected to be recognized in the future related to performance obligations that are unsatisfied or partially satisfied as of the end of the quarter.

3 Non-GAAP Financial Measures In this press release, the Company’s adjusted gross profit (loss), adjusted gross margin, adjusted operating expenses, adjusted operating income (loss), adjusted EBITDA, adjusted earnings (loss), and adjusted earnings per basic and diluted share are not presented in accordance with generally accepted accounting principles (GAAP) and are not intended to be used in lieu of GAAP presentations of results of operations. Adjusted gross profit and adjusted gross margin exclude one-time items and stock-based compensation expense which management believes provides a more meaningful representation of contribution margin. Adjusted operating expenses is defined as operating expenses less one-time items, stock-based compensation expense, restructuring expenses, and loss on impairment of lease equipment which management believes provides a more meaningful representation of on-going operating expense levels. Adjusted EBITDA is defined as net income (loss) plus depreciation and amortization, share-based compensation, and certain other one-time expenses. Adjusted earnings (loss) is defined as net income (loss) plus stock-based compensation, change in fair value of derivative liability, change in fair value of contingent earn-out liability, change in fair value of contingently issuable common stock liability, change in fair value of public warrant liability, change in fair value of common stock warrant liability, restructuring expenses, loss on impairment of lease equipment, and certain other one-time expenses. Management presents non-GAAP financial measures because it considers them to be important supplemental measures of performance. Management uses non-GAAP financial measures for planning purposes, including analysis of the Company's performance against prior periods, the preparation of operating budgets and to determine appropriate levels of operating and capital investments. Management also believes non-GAAP financial measures provide additional insight for analysts and investors in evaluating the Company's financial and operating performance. However, non-GAAP financial measures have limitations as an analytical tool and are not intended to be an alternative to financial measures prepared in accordance with GAAP. We intend to provide non-GAAP financial measures as part of our future earnings discussions and, therefore, the inclusion of non-GAAP financial measures will provide consistency in our financial reporting. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures included in this press release. The Company is unable to provide a reconciliation of Adjusted Gross Margin to GAAP Gross Margin and non-GAAP Adjusted EBITDA to Net Income (Loss), each measure's most directly comparable GAAP financial measure, on a forward-looking basis without unreasonable effort, because items that impact these GAAP financial measures are not within the Company’s control and/or cannot be reasonably predicted. These items may include, but are not limited to, predicting forward-looking share-based compensation, changes in the fair value of derivative liabilities, changes in the fair value of contingent earn out liabilities, changes in the fair value of contingently issuable common stock liabilities and changes in fair value of public warrant liabilities. Such information may have a significant, and potentially unpredictable, impact on the Company’s future financial results.
4 Recurring revenue includes the recurring portion of revenue associated with pure subscription contracts and hardware purchase subscription contracts. Non-recurring revenue includes revenue that is one-time in nature, such as product revenue, shipping revenue, and revenue from installation, training, and professional services.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this press release other than statements of historical facts, including without limitation statements regarding our results of operations and financial position, business strategy, plans and prospects, future operations, and growth, our ability to meet our goals for revenue and profitability, as well as our estimates for cash and cash equivalents, including for fiscal year 2024, our ability to retain existing and acquire new customers, and our ability to maintain our market position are forward looking statements. Words such as “believe” “may,” “will,” “expect,” “should,” “could,” “anticipate,” “aim,” “estimate,” “intend,” “plan,” “believe,” “potential,” “continue,” “project,” “plan,” “target,” “is/are likely to” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: expectations regarding the Company’s strategies and future financial performance, including its future business plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures; the Company’s history of losses and lack of profitability; the Company’s reliance on third party contract manufacturing and a global supply chain; the rate of innovation required to maintain competitiveness in the markets in which the Company competes; the competitiveness of the market in which the Company competes; the ability for the Company to obtain, maintain, protect and enforce the Company’s intellectual property rights; the concentration of the Company’s revenues on a single solution; the Company’s ability to timely design, produce and launch its solutions, the Company’s ability to invest in growth initiatives and pursue acquisition opportunities; the limited liquidity and trading of the Company’s securities; risks related to existing and changing tax laws; geopolitical risk and changes in applicable laws or regulations; the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; operational risk; the impact of fluctuating economic conditions; the need for additional capital to support business growth, which might not be available on acceptable terms, if at all; risks related to our indebtedness; risks related to domestic and international privacy and cybersecurity concerns, laws and regulations; and litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on resources. These and other important factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the Securities and Exchange Commission ("SEC") on February 29, 2024, could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release.
These statements reflect management’s current expectations regarding future events and operating performance and speak only as of the date of this press release. You should not put undue reliance on any forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that future results, levels of activity, performance and events and circumstances reflected in the forward-looking statements will be achieved or will occur. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

EVOLV TECHNOLOGY
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(In thousands, except share and per share data)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022
Revenue:
Product revenue	$2,789	$12,806	$21,977	$31,985
Subscription revenue	12,586	5,361	37,247	17,569
Service revenue	5,015	2,094	16,141	4,331
License fee and other revenue	1,431	624	5,053	1,310
Total revenue	21,821	20,885	80,418	55,195
Cost of revenue:
Cost of product revenue	5,214	18,062	26,667	41,575
Cost of subscription revenue	5,003	1,739	14,991	7,469
Cost of service revenue	1,166	548	3,982	2,200
Cost of license fee and other revenue	177	482	949	2,222
Total cost of revenue	11,560	20,831	46,589	53,466
Gross profit	10,261	54	33,829	1,729
Operating expenses:
Research and development	6,262	4,824	24,455	18,771
Sales and marketing	14,887	13,470	55,223	46,639
General and administrative	11,018	8,451	42,091	37,719
Loss from impairment of property and equipment	—	123	322	1,161
Total operating expenses	32,167	26,868	122,091	104,290
Loss from operations	(21,906)	(26,814)	(88,262)	(102,561)
Other income (expense), net:
Interest expense	—	(223)	(654)	(712)
Interest income	1,630	1,554	6,227	3,165
Other expense, net	(17)	(7)	(84)	(64)
Loss on extinguishment of debt	—	—	(626)	—
Change in fair value of contingent earn-out liability	2,452	(2,766)	(14,901)	6,988
Change in fair value of contingently issuable common stock liability	422	(657)	(3,138)	1,872
Change in fair value of public warrant liability	580	609	(4,765)	4,906
Total other income (expense), net	$5,067	$(1,490)	$(17,941)	$16,155
Loss before income taxes	(16,839)	(28,304)	(106,203)	(86,406)
Provision for income taxes	(51)	—	(51)	—
Net loss	$(16,890)	$(28,304)	$(106,254)	$(86,406)

Weighted average common shares outstanding – basic and diluted	151,087,430	144,856,047	149,168,105	143,858,668
Net loss per share - basic and diluted	$(0.11)	$(0.20)	$(0.71)	$(0.60)

Net loss	$(16,890)	$(28,304)	$(106,254)	$(86,406)
Other comprehensive loss
Cumulative translation adjustment	(44)	(45)	(43)	(10)
Total other comprehensive loss	(44)	(45)	(43)	(10)
Total comprehensive loss	$(16,934)	$(28,349)	$(106,297)	$(86,416)

EVOLV TECHNOLOGY
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share data)
(Unaudited)

	December 31, 2023	December 31, 2022
Assets
Current assets:
Cash and cash equivalents	$67,162	$229,783
Restricted cash	275	—
Marketable securities	51,289	—
Accounts receivable, net	22,611	31,920
Inventory	9,507	10,257
Current portion of contract assets	3,707	2,852
Current portion of commission asset	4,339	3,384
Prepaid expenses and other current assets	16,954	14,388
Total current assets	175,844	292,584
Restricted cash, noncurrent	—	275
Contract assets, noncurrent	451	1,386
Commission asset, noncurrent	7,107	5,655
Property and equipment, net	112,921	44,707
Operating lease right-of-use assets	1,195	1,673
Other assets	1,202	1,835
Total assets	$298,720	$348,115

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$17,400	$18,194
Accrued expenses and other current liabilities	15,578	11,545
Current portion of deferred revenue	47,677	18,273
Current portion of long-term debt	—	10,000
Current portion of operating lease liabilities	1,391	1,114
Total current liabilities	82,046	59,126
Deferred revenue, noncurrent	23,813	17,695
Long-term debt, noncurrent	—	19,683
Operating lease liabilities, noncurrent	—	892
Contingent earn-out liability	29,119	14,218
Contingently issuable common stock liability	6,530	3,392
Public warrant liability	10,889	6,124
Total liabilities	152,397	121,130

Stockholders’ equity:
Preferred stock, $0.0001 par value; 100,000,000 authorized at December 31, 2023 and December 31, 2022; no shares issued and outstanding at December 31, 2023 and December 31, 2022	—	—
Common stock, $0.0001 par value; 1,100,000,000 shares authorized at December 31, 2023 and December 31, 2022, 151,310,080 and 145,204,974 shares issued and outstanding at December 31, 2023 and December 31, 2022, respectively	15	15
Additional paid-in capital	444,825	419,190
Accumulated other comprehensive loss	(53)	(10)
Accumulated deficit	(298,464)	(192,210)
Stockholders’ equity	146,323	226,985
Total liabilities and stockholders’ equity	$298,720	$348,115

EVOLV TECHNOLOGY
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Twelve Months Ended December 31,
	2023	2022
Cash flows from operating activities:
Net loss	$(106,254)	$(86,406)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	9,932	5,465
Write-off of inventory and change in inventory reserve	1,612	1,582
Adjustment to property and equipment for sales type leases	—	(625)
Loss from impairment of property and equipment	322	1,161
Stock-based compensation	24,151	22,498
Non-cash interest expense	22	55
Accretion of discount on marketable securities	(575)	—
Non-cash lease expense	478	811
Change in allowance for expected credit losses	382	150
Loss on extinguishment of debt	626	—
Change in fair value of earn-out liability	14,901	(6,988)
Change in fair value of contingently issuable common stock	3,138	(1,872)
Change in fair value of public warrant liability	4,765	(4,906)
Changes in operating assets and liabilities
Accounts receivable	8,927	(25,593)
Inventory	(644)	(8,495)
Commission assets	(2,407)	(3,675)
Contract assets	80	639
Other assets	633	(419)
Prepaid expenses and other current assets	(2,566)	(3,174)
Accounts payable	(5,963)	7,661
Deferred revenue	35,522	26,887
Accrued expenses and other current liabilities	3,732	1,462
Operating lease liability	(615)	(946)
Net cash used in operating activities	(9,801)	(74,728)
Cash flows from investing activities:
Development of internal-use software	(3,535)	(2,720)
Purchases of property and equipment	(69,134)	(21,473)
Proceeds from sale of property and equipment	270	312
Purchases of marketable securities	(89,898)	—
Proceeds from maturities of marketable securities	39,184	—
Net cash used in investing activities	(123,113)	(23,881)
Cash flows from financing activities:
Proceeds from exercise of stock options	668	827
Proceeds from long-term debt	1,876	29,683
Repayment of principal on long-term debt	(31,876)	(10,000)
Payment of debt issuance costs and prepayment penalty	(332)	—
Net cash provided by (used in) financing activities	(29,664)	20,510
Effect of exchange rate changes on cash and cash equivalents	(43)	(10)
Net increase (decrease) in cash, cash equivalents and restricted cash	(162,621)	(78,109)
Cash, cash equivalents and restricted cash
Cash, cash equivalents and restricted cash at beginning of period	230,058	308,167
Cash, cash equivalents and restricted cash at end of period	$67,437	$230,058

EVOLV TECHNOLOGY
SUMMARY OF KEY OPERATING STATISTICS
(Unaudited)

	Three Months Ended or as of,
($ in thousands)	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023
New customers	44	53	92	106	61	74	70	75
Annual recurring revenue	$16,641	$20,865	$28,741	$34,120	$42,021	$54,339	$65,774	$74,989
Recurring revenue	$3,159	$4,604	$6,221	$7,388	$9,075	$11,689	$14,377	$17,350
Remaining performance obligation	$63,750	$80,978	$109,407	$144,561	$161,813	$198,296	$221,126	$240,513
Net additions	207	237	545	575	520	599	628	491
Ending deployed units	910	1,147	1,692	2,267	2,787	3,386	4,014	4,505

EVOLV TECHNOLOGY
RECONCILIATION OF GAAP OPERATING EXPENSES TO ADJUSTED OPERATING EXPENSES
(In thousands)
(Unaudited)

	Three Months Ended,
	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023
Operating expenses, GAAP	$24,760	$25,835	$26,827	$26,868	$27,256	$31,039	$31,629	$32,167
Stock-based compensation	(3,819)	(4,781)	(6,298)	(6,771)	(4,898)	(6,505)	(5,454)	(6,711)
Restructuring expenses	(324)	13	—	—	—	—	—	—
Loss on impairment of lease equipment	(96)	(316)	(626)	(123)	(137)	(157)	(28)	—
Other one-time expenses	(1,107)	(2,298)	(69)	(41)	(53)	(683)	(945)	(535)
Adjusted operating expenses	$19,414	$18,453	$19,834	$19,933	$22,168	$23,694	$25,202	$24,921

EVOLV TECHNOLOGY
RECONCILIATION OF GAAP GROSS PROFIT TO ADJUSTED GROSS PROFIT, GAAP GROSS MARGIN TO ADJUSTED GROSS MARGIN AND GAAP OPERATING INCOME (LOSS) TO ADJUSTED OPERATING INCOME (LOSS)
(In thousands)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022
Revenue	$21,821	$20,885	$80,418	$55,195
Cost of revenue	11,560	20,831	46,589	53,466
Gross profit, GAAP	10,261	54	33,829	1,729
Stock-based compensation	137	214	583	829
Amortization of capitalized stock-based compensation	14	9	47	24
Other one-time expenses	1,925	—	1,925	—
Adjusted gross profit	$12,337	$277	$36,384	$2,582

Gross margin %	47.0%	0.3%	42.1%	3.1%
Adjusted gross margin %	56.5%	1.3%	45.2%	4.7%

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022
Operating loss, GAAP	$(21,906)	$(26,814)	$(88,262)	$(102,561)
Stock-based compensation	6,848	6,985	24,151	22,498
Amortization of capitalized stock-based compensation	14	9	47	24
Restructuring expenses	—	—	—	311
Loss on impairment of lease equipment	—	123	322	1,161
Other one-time expenses	2,460	41	4,141	3,515
Adjusted operating loss	$(12,584)	$(19,656)	$(59,601)	$(75,052)

EVOLV TECHNOLOGY
RECONCILIATION OF GAAP NET INCOME (LOSS) TO ADJUSTED EBITDA
(In thousands)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022
Net loss	$(16,890)	$(28,304)	$(106,254)	$(86,406)
Depreciation & amortization	3,151	1,683	9,932	5,465
Stock-based compensation	6,848	6,985	24,151	22,498
Interest expense (income)	(1,630)	(1,331)	(5,573)	(2,453)
Provision for income taxes	51	—	51	—
Loss on extinguishment of debt	—	—	626	—
Change in fair value of contingent earn-out liability	(2,452)	2,766	14,901	(6,988)
Change in fair value of contingently issuable common stock liability	(422)	657	3,138	(1,872)
Change in fair value of public warrant liability	(580)	(609)	4,765	(4,906)
Restructuring expenses	—	—	—	311
Loss on impairment of lease equipment	—	123	322	1,161
Other one-time expenses	2,460	41	4,141	3,515
Adjusted EBITDA	$(9,464)	$(17,989)	$(49,800)	$(69,675)
EVOLV TECHNOLOGY
RECONCILIATION OF GAAP NET INCOME (LOSS) TO ADJUSTED EARNINGS (LOSS)
(In thousands, except share and per share data)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2023	2022	2023	2022
Net loss	$(16,890)	$(28,304)	$(106,254)	$(86,406)
Stock-based compensation	6,848	6,985	24,151	22,498
Amortization of capitalized stock-based compensation	14	9	47	24
Loss on extinguishment of debt	—	—	626	—
Change in fair value of contingent earn-out liability	(2,452)	2,766	14,901	(6,988)
Change in fair value of contingently issuable common stock liability	(422)	657	3,138	(1,872)
Change in fair value of public warrant liability	(580)	(609)	4,765	(4,906)
Restructuring expenses	—	—	—	311
Loss on impairment of lease equipment	—	123	322	1,161
Other one-time expenses	2,460	41	4,141	3,515
Adjusted loss	$(11,022)	$(18,332)	$(54,163)	$(72,663)

Weighted average common shares outstanding – diluted	151,087,430	144,856,047	149,168,105	143,858,668

Adjusted loss per share – diluted	$(0.07)	$(0.13)	$(0.36)	$(0.51)